SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                 FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported) July 31, 2000




                       MILLER BUILDING SYSTEMS, INC.
          (Exact name of registrant as specified in its charter)




                                 Delaware
      (State or other jurisdiction of incorporation or organization)




                  0-14651                    36-3228778
     (Commission File number)     (I.R.S. Employer Identification No.)




              58120 County Road 3 South
              P.O. Box 1283
              Elkhart, Indiana                          46515
             (Address of principal executive offices)           (Zip Code)



                              (219) 295-1214
          (Registrant's telephone number, including area code)





PART II

Item 5.    Other Events


     Pursuant to instruction F of Form 8-K, the information contained in the press release as Exhibit 99.1 (related to continuing discussions with respect to the acquisition of Miller)hereto is hereby incorporated by reference in answer to Item 5 of this Form 8-K.










































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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                MILLER BUILDING SYSTEMS, INC.

Date: August 1, 2000

                                By:  \Thomas J. Martini
                                     Thomas J. Martini,
                                     Secretary and Treasurer






































                                     3
                             LIST OF EXHIBITS


Exhibit
Number

99.1 Press release dated July 31, 2000, announcing that it has terminated merger negotiations with Modtech Holdings, Inc. and continues discussions with two other parties with respect to the acquisition of Miller.










































                                     4

                                                       Exhibit 99.1

                                        Miller Building Systems, Inc.
                                        P.O. Box 1283
                                        Elkhart, Indiana  46515
                                        (219) 295-1214
                                        FAX (219) 295-2232


FOR IMMEDIATE RELEASE

( MBSI - NASDAQ )

July 31, 2000

                      MILLER BUILDING SYSTEMS, INC.
                           Continues Discussions

ELKHART, Ind., July 31, 2000. -- Miller Building Systems, Inc. (NASDAQ:MBSI) announced today that it has terminated merger negotiations with Modtech Holdings, Inc. (NASDAQ:MODT), as the parties were unable to reach agreement on financial and other terms. Ed Craig, Chairman and Chief Executive Officer of Miller stated: "Our Board's special committee is continuing ongoing discussions with other parties who have expressed an indication interest on entering into a transaction with Miller." The Miller Board of Directors and its special committee is continuing to work with Morgan Keegan, Inc., its independent investment banker, to maximize shareholder value. Morgan Keegan is a full service New York Stock Exchange Investment Bank, based in Memphis, Tennessee. (NYSE:MOR)

Miller Building Systems, Inc. through its subsidiaries, markets, designs, fabricates, and distributes building modules. A broad variety of applications serve the public and private business sectors with uses in commercial, institutional and telecommunications markets. The subsidiaries of Miller Buildings Systems, Inc. operate from five manufacturing plants in the continental United States. Miller Building Systems, Inc. is a public company trading on the Nasdaq under the symbol MBSI. Some of the statements in this press release may constitute "forward-looking statements." Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements.

                                   # # #

For further information contact:

   Edward C. Craig             Rick J. Bedell         Thomas J. Martini
   Chairman and Chief   or     President        or    Secretary and Treasurer
   Executive Officer
   (219) 295-1214              (219) 295-1214         (219) 295-1214